Exhibit 10.10
FOURTH AMENDMENT TO CREDIT AGREEMENT
     THIS FOURTH AMENDMENT (this “Amendment”), dated as of November 20, 2007, to that certain Credit Agreement dated as of May 11, 2005 (as heretofore amended, supplemented or otherwise modified, the “Credit Agreement”), among BOIS D’ARC ENERGY, INC., a Nevada corporation (“Borrower”), the banks and other financial institutions from time to time parties thereto (the “Lenders”), THE BANK OF NOVA SCOTIA, as administrative agent (in such capacity, the “Administrative Agent”), CALYON NEW YORK BRANCH, as syndication agent (in such capacity, the “Syndication Agent”), and REGIONS BANK (successor by merger to AmSouth Bank), as documentation agent (in such capacity, the “Documentation Agent”).
WITNESSETH:
     WHEREAS, Borrower, the Lenders, the Syndication Agent, the Administrative Agent and the Documentation Agent are parties to the Credit Agreement; and
     WHEREAS, Borrower has requested to increase the aggregate amount per calendar year for Restricted Payments from $12,500,000 to $100,000,000 under Section 7.6 of the Credit Agreement, and the Lenders and the Administrative Agent are agreeable to such request upon the terms and subject to the conditions set forth herein;
     NOW, THEREFORE, in consideration of the premises herein contained and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:
     1. Defined Terms. Unless otherwise defined herein, capitalized terms used herein which are defined in the Credit Agreement are used herein as therein defined.
     2. Amendments to Section 7.6(c) of the Credit Agreement. Section 7.6(c) of the Credit Agreement is hereby amended by deleting the reference to “$12,500,000” therein and inserting “$100,000,000” in place thereof.
     3. Conditions to Effectiveness. This Amendment shall become effective on the first date on which each of the conditions set forth in this Section 3 is satisfied (the “Effective Date”):
     (a) The Administrative Agent shall have received duly executed counterparts of this Amendment from the Borrower and Lenders constituting not less than the Majority Lenders; and
     (b) The Borrower shall have confirmed and acknowledged to the Administrative Agent and the Lenders, and by its execution and delivery of this Amendment the Borrower does hereby confirm and acknowledge to the Administrative Agent and the Lenders, that (i) the execution, delivery and performance of this Amendment has been duly authorized by all requisite corporate action on the part of the Borrower; (ii) the Credit Agreement and each other Loan Document to which it is a party constitute valid and legally binding agreements enforceable against the Borrower in accordance with their respective terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or other similar laws relating to or affecting the enforcement of creditors’ rights generally and by general principles of equity, (iii) the representations and warranties by the Borrower contained in the Credit Agreement and in the other Loan Documents are true and correct on and as of the date hereof in all material respects as though made as of the date hereof, and (iv) no Default or Event of Default exists under the Credit Agreement or any of the other Loan Documents.
     4. Reference to and Effect on the Loan Documents; Limited Effect. On and after the date hereof, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended hereby. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provisions of any of the Loan Documents. Except as expressly amended herein, all of the provisions and covenants of the Credit Agreement and the other Loan Documents are and shall continue to remain in full force and effect in accordance with the terms thereof and are hereby in all respects ratified and confirmed.
     5. Counterparts. This Amendment may be executed by one or more of the parties hereto in any number of separate counterparts (which may include counterparts delivered by facsimile transmission) and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Any executed counterpart delivered by facsimile transmission shall be effective as an original for all purposes hereof. The execution and delivery of this Amendment by any Lender shall be binding upon each of its successors and assigns (including transferees or Participants of its Commitments and Loans in whole or in part prior to effectiveness hereof) and binding in respect of all of its Commitments and Loans, including any acquired subsequent to its execution and delivery hereof and prior to the effectiveness hereof.

     6. GOVERNING LAW.
     (a) THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF TEXAS APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE (WITHOUT GIVING EFFECT TO THE PRINCIPLES THEREOF RELATING TO CONFLICT OF LAW; PROVIDED THAT THE ADMINISTRATIVE AGENT AND EACH LENDER SHALL RETAIN ALL RIGHTS ARISING UNDER FEDERAL LAW).
     (b) ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AMENDMENT OR ANY OTHER LOAN DOCUMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF TEXAS SITTING IN HOUSTON, TEXAS OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF SUCH STATE, AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT, THE BORROWER, THE ADMINISTRATIVE AGENT AND EACH LENDER CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE NON-EXCLUSIVE JURISDICTION OF THOSE COURTS. THE BORROWER, THE ADMINISTRATIVE AGENT AND EACH LENDER IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF ANY LOAN DOCUMENT OR OTHER DOCUMENT RELATED THERETO. THE BORROWER, THE ADMINISTRATIVE AGENT AND EACH LENDER WAIVES PERSONAL SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER PROCESS, WHICH MAY BE MADE BY ANY OTHER MEANS PERMITTED BY THE LAW OF SUCH STATE.
     7. Waiver of Right to Trial by Jury. EACH PARTY TO THIS AMENDMENT HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING UNDER ANY LOAN DOCUMENT OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO ANY LOAN DOCUMENT, OR THE TRANSACTIONS RELATED THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER FOUNDED IN CONTRACT OR TORT OR OTHERWISE; AND EACH PARTY HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS AGREEMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE SIGNATORIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.
     8. ENTIRE AGREEMENT. The Credit Agreement, as amended by this Amendment, together with the other Loan Documents, comprises the complete and integrated agreement of the parties on the subject matter hereof and thereof and supersedes all prior agreements, written or oral, on such subject matter. THE CREDIT AGREEMENT, AS AMENDED BY THIS AGREEMENT, AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

Signature Page
Fourth Amendment to Bois D’Arc Credit Agreement
     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their duly authorized officers as of the date first written above.

BOIS D’ARC ENERGY, INC., as Borrower
By:	/s/ ROLAND O. BURNS
	Name:	Roland O. Burns
	Title:	Senior Vice President
	Date:	November 20, 2007

THE BANK OF NOVA SCOTIA, as Administrative Agent, Lead Arranger and Lender
By:	/s/ DAVID MILLS
	Name:	David Mills
	Title:	Execution Head, Director

CALYON NEW YORK BRANCH, as Syndication Agent and Lender
By:	/s/ DENNIS E. PETITO
	Name:	Dennis E. Petito
	Title:	Managing Director

By:	/s/ MICHAEL D. WILLIS
	Name:	Michael D. Willis
	Title:	Director

REGIONS BANK, as Documentation Agent and Lender
By:	/s/ WILLIAM A. PHILIPP
	Name:	William A. Philipp
	Title:	Vice President

NATIXIS (formerly known as Natexis Banques Populaires), as Lender
By:	/s/ DONOVAN C. BROUSSARD
	Name:	Donovan C. Broussard
	Title:	Managing Director

By:	/s/ LOUIS P. LAVILLE, III
	Name:	Louis P. Laville, III
	Title:	Managing Director

UNION BANK OF CALIFORNIA, N.A., as Lender
By:	/s/ SEAN M. MURPHY
	Name:	Sean M. Murphy
	Title:	Senior Vice President

BMO CAPITAL MARKETS FINANCING, INC., (formerly known as (Harris Nesbitt Financing, Inc.), as Lender
By:	/s/ GUMARO TIJERINA
	Name:	Gumaro Tijerina
	Title:	Vice President

BANK OF AMERICA, N.A., as Lender
By:	/s/ JEFFREY H. RATHKAMP
	Name:	Jeffrey H. Rathkamp
	Title:	Managing Director

COMERICA BANK, as Lender
By:	/s/ PETER L. SEFZIK
	Name:	Peter L. Sefzik
	Title:	Vice President

ACKNOWLEDGMENT BY GUARANTORS
     Each of the undersigned Guarantors hereby (i) consents to the terms and conditions of that certain Fourth Amendment dated as of November 20, 2007 (the “Amendment”), to that certain Credit Agreement dated as of May 11, 2005, as heretofore amended, (ii) acknowledges and agrees that its consent is not required for the effectiveness of the Amendment, (iii) ratifies and acknowledges its respective Obligations under each Loan Document to which it is a party, (iv) grants to the Administrative Agent for its benefit and the ratable benefit of each of the Lenders, a lien and a continuing security interest in the Collateral (as such term is defined in the respective Security Agreements and the Pledge Agreements) to secure the Secured Obligations (as defined therein), and (v) represents and warrants that (a) no Default or Event of Default has occurred and is continuing, (b) it is in full compliance with all covenants and agreements pertaining to it in the Loan Documents, (c) it has reviewed a copy of the Amendment and (d) its Pledged Note delivered pursuant to Section 4(a)(ii) of the Amendment constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms.

BOIS D’ARC OIL & GAS COMPANY LLC, as Guarantor
By:	/s/ ROLAND O. BURNS
	Name:	Roland O. Burns
	Title:	Senior Vice President
	Date:	November 20, 2007

BOIS D’ARC HOLDINGS, LLC, as Guarantor
By:	/s/ ROLAND O. BURNS
	Name:	Roland O. Burns
	Title:	Senior Vice President
	Date:	November 20, 2007

BOIS D’ARC OFFSHORE LTD., as Guarantor
By:	/s/ ROLAND O. BURNS
	Name:	Roland O. Burns
	Title:	Senior Vice President
	Date:	November 20, 2007

BOIS D’ARC PROPERTIES, LP, as Guarantor
By:	/s/ ROLAND O. BURNS
	Name:	Roland O. Burns
	Title:	Senior Vice President
	Date:	November 20, 2007

BOIS D’ARC ENERGY, INC., as Guarantor
By:	/s/ ROLAND O. BURNS
	Name:	Roland O. Burns
	Title:	Senior Vice President
	Date:	November 20, 2007